SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                       Date of Report    December 6, 1999

                                      SPARTECH CORPORATION
             (Exact name of registrant as specified in its charter)

                                            DELAWARE
                 (State or other jurisdiction of incorporation)

                        1-5911                           43-0761773
       (Commission File Number)           (IRS Employer Identification No.)

     120 South Central Avenue, Suite 1700, Clayton, Missouri           63105
   (Address of principal executive offices)                        (Zip Code)

                                          (314) 721-4242
               Registrant's Telephone Number, Including Area Code


                              SPARTECH CORPORATION

                                    FORM 8-K


Item 5.  Other Events

     Effective September 9, 1999, the Board of Directors of the registrant approved certain amendments to the registrant's Restricted Stock Option Plan, originally adopted in 1991. The amendments to the Plan permit certain transfers of options issued pursuant to the Plan, and expand in certain respects the types of consideration which may be paid to exercise the options and pay withholding taxes due upon exercise.

Item 7.  Financial Statements and Exhibits

Exhibits

4.1 Spartech Corporation Restricted Stock Option Plan, as amended and restated September 9, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    December 3, 1999              By /S/ Jeffrey D. Fisher
                                      Jeffrey D. Fisher
                                      Vice President and
                                      General Counsel